Agreement

The purpose of this Agreement is to firmly establish the relationship between the necessary parties to advance in the Bosnia-Herzagovia NPA Humanitarian Demining Project.

Step #1

Internal Parties: IADE, CHI Companies, MLC, Pretory
External Parties: NPA, B-H MAC, UNMAS, IOHD, news media, etc.

Here are the responsible parties and the associated requirements:

1.    Pretory

      o  Prepare the operational plan.
      o  Develop and execute the marketing plan.
      o  Coordinate necessary support requirements from external parties.
      o  Manage the execution of the project.
      o Fund the successful result once proper documentation is provided within 30 days of the conclusion of the project. There is no funding without success.
      o  With a successful result manage the development of new business.

2.    MLC

      o Manage and coordinate requirements in accordance with the operational plan for MLC, CHI and IADE.
      o Insure that all assets are available to execute operational plan in the time frame and manner specified and agreed to by all parties.
      o  Fund effort as required until technology is proven to be successful.
      o Document all expenses required by MLC, CHI, or IADE to enable the project through its successful conclusion. Documentation will be reviewed and approved by all parties and reviewed by a mutually selected third party.
      o Develop a list of all monthly, quarterly, and annual business costs so that a proper business plan can be developed to continue the business into the future if the effort is successful.
      o  Support the Project Manager as required.

3.    CHI Companies

      o Support the coordination of all administrative, logistical, support, and technical requirements in accordance with the operational plan with all internal parties.
      o  Fund effort as required until technology is proven to be successful.
      o  Support the Project Manager as required.

4.    IADE


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      o  Provide technology, know-how and support to insure the success of the
         Project.
      o Provide clear documentation of the capabibilties, the support requirements, and the license to use the intellectual property of the thermal imaging complex exclusively internationally.
      o  Analysis and presentation of results.
      o  Support the Project Manager as required.

Definition of success of the NPA Project:

1. All personnel and equipment are present as agreed between all internal parties and function properly so that the test can be detected.

2. a) The IADE thermal imaging complex positively identifies the location of mines in the NPA Training Minefield, Sarajevo with an accuracy of 99.7% (United Nations definition of successful humanitarian demining) and must identify the known locations of the mines within 25 cm. The thermal map created by IADE will be compared to the documented location of the mines by NPA.

      b) The IADE thermal imaging complex positively identifies the location of mines in seven confirmed or suspected minefields with mines in unknown locations around Sarajevo. To be judged a success, two minefields randomly selected from the seven can be successfully demined using the IADE produced result.

      c) In all cases IADE will produce the results in a format that can be understood by all Project participants, but most importantly by the NPA deminers.

Sequence of Events and Requirements with proiect Success

All internal parties agree that if the Project is successful that Pretory will have the right to purchase the rights to the technology, sign employment agreements with all necessary support personnel, and assume any lease or purchase agreements in place and necessary to continue to the next project. All internal parties will work together to put these agreements in place with mutually agreeable terms as soon as possible after the project is deemed successful.

Signed and Agreed in Paris, 30 July 1999:


 /s/ [Illegible]    /s/ [Illegible]    /s/ [Illegible]      /s/ [Illegible]
     for MLC           for IADE           for Pretory           for CHI

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                                SIGNATURES

In accordance with Section 12 of the Securities and Exchange Act of 1934 Pretory USA Inc. caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


PRETORY USA, INC.



By:_____________________
   Raquel Velasco
   Chairman of the Board and President

   Dated: January 3, 2000


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